Postretirement Benefits (Schedule Of Amounts Recognized In Accumulated Other Comprehensive Income) (Detail) (Pension Benefits [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Net loss (gain)	$ 111,964	$ 97,382
Prior service cost	6,446	8,526
Transition obligation	0	(5)
Net amounts recognized at year end	$ 118,410	$ 105,903	$ 93,674	$ 121,704